UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

United Fire & Casualty Company
 (Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Our 2011 Annual Meeting of Stockholders was held on May 18, 2011 in Cedar Rapids, Iowa. Represented at the meeting, in person or by proxy, were 21,085,605 shares constituting approximately 80.49 percent of the issued and outstanding shares entitled to vote as of the close of business on March 21, 2011. The following proposals were adopted by the margins indicated.
Proposal 1: Election of four Class A directors for a term of three years or until such time as their respective successors has been elected.

		Number of Shares
				Broker
		Votes For	Votes Withheld	Non-Votes
Douglas M. Hultquist	Class A Director	18,243,987	1,034,921	1,806,697
Casey D. Mahon	Class A Director	18,280,778	998,130	1,806,697
Randy A. Ramlo	Class A Director	18,298,059	980,849	1,806,697
Frank S. Wilkinson Jr.	Class A Director	19,150,144	128,764	1,806,697
Proposal 2: Ratification of the appointment of our independent registered public accounting firm, Ernst & Young, LLP.

	Number of Shares
		Votes	Votes	Broker
	Votes For	Against	Abstained	Non-Votes
Appointment of Ernst & Young, LLP	19,997,752	1,094,765	13,088	—
Proposal 3: Amendment of United Fire & Casualty Company’s 2005 Non-Qualified Non-Employee Director Stock Option and Restricted Stock Plan.

	Number of Shares
		Votes	Votes	Broker
	Votes For	Against	Abstained	Non-Votes
Amendment of United Fire & Casualty Company’s 2005 Non-Qualified Non-Employee Director Stock Option Plan	11,252,152	7,986,818	39,938	1,806,697
Proposal 4: Approval of a resolution approving executive compensation.

	Number of Shares
		Votes	Votes	Broker
	Votes For	Against	Abstained	Non-Votes
Advisory vote on executive compensation	18,146,308	1,086,063	46,537	1,806,697
Proposal 5: Selection of the frequency of stockholder votes on executive compensation.

	Number of Shares
				Votes	Broker
	One Year	Two Years	Three Years	Abstained	Non-Votes
Advisory vote on the frequency of stockholder votes on executive compensation.	9,787,610	204,436	9,217,884	68,978	1,806,697

Item 7.01. Regulation FD Disclosure.
On May 18, 2011, United Fire & Casualty Company held its annual stockholders’ meeting at which the Stockholder Presentation attached as Exhibit 99.1 was used. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events
At the meeting of the Board of Directors of United Fire & Casualty Company held on May 18, 2011, the directors approved an extension of United Fire’s existing share repurchase program, authorizing the purchase of an additional 1 million shares of the Company’s common stock and extending the program expiration date two years, to August 2013. The amount and timing of any purchases under this program is at the Company’s discretion. Also at its May18 meeting, the Board of Directors declared a $0.15 per share quarterly dividend which will be paid June 15, 2011 to common stock shareholders of record as of June 1, 2011.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit
Number	Exhibit Description
99.1	Stockholder Presentation from annual stockholders’ meeting on May 18, 2011.

99.2	Press Release, dated May 18, 2011, regarding our annual stockholders’ meeting.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

May 19, 2011
(Date)

/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Stockholder Presentation from annual stockholders’ meeting on May 18, 2011.

99.2	Press Release, dated May 18, 2011, regarding our annual stockholders’ meeting.

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